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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 2002


                             Commission file number:
                                    000-15760


                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)


NEW YORK                                                     16-0470200
-------------------------------                              -------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


                       ONE HARDINGE DRIVE ELMIRA, NY 14902
               (Address of principal executive offices) (Zip code)


                                 (607) 734-2281
               (Registrant's telephone number including area code)

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ITEM 5. OTHER EVENTS

     On November 25, 2002, Hardinge Inc. issued a press release announcing the effectiveness of an agreement whereby it will assume responsibility in North America for the manufacture and distribution of Bridgeport knee mills, and parts and support services functions for both knee mills and vertical machining centers previously produced by the Connecticut operations of Bridgeport Machines, Inc.

     A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

     Effective November 22, 2002, Hardinge Inc. (the "Company") entered into an alliance agreement (the "Agreement") with BPT IP, LLC ("BPT") and Bridgeport Machines Limited ("BML"). Under the terms of the Agreement, BML has granted to the Company the exclusive right to manufacture and sell certain versions of knee-mill machine tools (the "Products") and related accessories ("Accessories") and spare parts ("Spares"), and the exclusive right to use certain patent rights, technical information, trade marks and trade names related thereto, within the United States, Canada and Mexico and their related territories (together, the "Territory"). The Agreement also grants to the Company certain rights of first refusal in connection with the manufacture of Products, Accessories and Spares to be sold by BML outside the Territory. The Company has agreed to pay to BPT royalties based on a percentage of the net sales attributable to the Products, Accessories and Spares. The Agreement also provides that each year, for a period of five years beginning on November 1, 2003, the Company will pay to BPT a minimum royalty payment equal to the greater of (i) zero and (ii) U.S. $1,000,000 minus the amount of royalties paid or payable for such year.

     The Agreement is terminable by each of the parties upon the occurrence of certain events of default or changes of control, and by BML and BPT upon the occurrence of certain force majeure events. The initial term of the Agreement is seven years, with annual renewals thereafter.

     A copy of the Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


     (a) Not applicable
     (b) Not applicable
     (c) Exhibits

     10.1 Alliance Agreement entered into as of the 29th day of October, 2002, by and among Hardinge Inc., a New York corporation, BPT IP, LLC, a Delaware limited liability company, and Bridgeport Machines Limited, a limited liability company incorporated in England and Wales.

            NOTE: Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission under Rule 24b-2. The omitted confidential material has been filed separately with the Commission. The location of the omitted confidential information is indicated in the exhibit with asterisks (*****).

     99     Press Release issued by registrant on November 25, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  HARDINGE INC.



November 25, 2002           By: /s/ Richard L. Simons
Date                           -------------------------------------------------
                            Richard L. Simons
                            Executive Vice President and Chief Financial Officer
                            (Principal Financial Officer)